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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): January 11, 2001


                                 PRINTWARE, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         Minnesota                   000-20729            41-1522267
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


1270 Eagan Industrial Road, St. Paul, MN  55121
_______________________________________________

(Address of principal executive offices)


Registrant's telephone number, including area code: (651) 456-1400
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Item 5.  Other Events

     On January 11, 2001, Printware, Inc. announced the appointment of Stanley Goldberg as President and Chief Executive Officer, succeeding Daniel A. Baker, effective immediately.


     In addition to management restructuring, the company announced strategic initiatives in the areas of balance sheet restructuring and strategic partnerships.

Exhibits

99.1  Press Release, dated January 11, 2001.
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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 PRINTWARE, INC.
                                 Registrant


Dated: January 12, 2001          By  /s/ Thomas W. Petschauer
                                 ____________________________

                                 Thomas W. Petschauer
                                 Executive Vice President and Chief
                                 Financial Officer
                                 (Principal Financial Officer)